                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED):  June 19, 1997
                                    -------------

                       VITAFORT INTERNATIONAL CORPORATION
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                    0-18438               68-0110509
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(STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)


Suite 480, 1800 Avenue of the Stars, Los Angeles, California         90067
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE:                 (310) 552-6393
                               ------------------------


                                 Not Applicable
                                 --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS
--------------------

          On June 20, 1997, Vitafort International Corporation (the "Company") received an Interim Award in a commercial arbitration between the Company and The Keebler Company ("Keebler"). The arbitration principally related to the Company's claims that Keebler had breached its contract with the Company by producing defective products. The arbitrator determined that Keebler had breached its contract with the Company and awarded the Company damages in the amount of $5,983,923. The Interim Award denied all of Keebler's claims for damages against the Company and granted the Company attorneys fees and costs, to be determined based upon subsequent submissions by the parties. The terms of the arbitration are that the decision of the arbitrator is final and binding. Management is advised by its legal counsel that there are limited grounds for seeking to vacate such an award and that courts rarely overturn arbitration awards. However, there is no assurance that Keebler will not seek to overturn the award. The Company is not informed what action Keebler intends to take and cannot predict when the Company may receive the award proceeds. The Company believes that the award will be deemed final when the legal expenses are submitted and approved.

          The Company financed a portion of its legal costs in connection with the arbitration through a loan from ATCOLP INVESTMENT PARTNERS, a California Limited Partnership (the "Lender), in which Donald Wohl, a Director of the Company is the general partner, for a loan in the amount of $300,000 (the "Loan"). The Loan bears interest at the lesser of 15% per annum or the highest rate allowed by law with recourse solely to the net proceeds of the arbitration, if any. The Loan provides that the Lender will receive a portion of the proceeds of the award based on a formula set forth therein. The Loan was approved by the disinterested members of the Company's Board of Directors, and was on terms no less favorable to the Company then were available from non-affiliated lenders. If the Company is awarded $300,000 for its legal fees and costs and receives the $5,983,923 granted in the award, then it will owe the Lender approximately $1,300,000 of the proceeds and the Company will realize net proceeds of approximately $4,683,923 from the award. The Lender will also receive warrants for the purchase of 200,000 shares of the Company's Common Stock at $.01 per share.

          The Company intends to use the proceeds of the Interim Award, when and if received, towards its working capital requirements.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a) FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED.  Not applicable.

(b) PRO-FORMA FINANCIAL INFORMATION.   Not applicable.

(c) EXHIBITS. None.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 VITAFORT INTERNATIONAL CORPORATION



                                 By:  /s/ Mark Beychok
                                      ___________________________
                                      Mark Beychok,
                                      Chief Executive Officer

Dated: July 7, 1997